Weyerhaeuser Company	Exhibit 99.2

Q4.2019 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Dec 31, 2018	Dec 31, 2019	Dec 31, 2018
Net sales	$1,643	$1,692	$1,671	$1,548	$1,636	$6,554	$7,476
Costs of sales	1,322	1,390	1,399	1,301	1,345	5,412	5,592
Gross margin	321	302	272	247	291	1,142	1,884
Selling expenses	21	21	20	22	22	84	88
General and administrative expenses	89	80	85	94	82	348	318
Charges for integration and restructuring, closures and asset impairments	—	—	—	80	—	80	2
Product remediation recoveries, net	—	—	(68)	—	—	(68)	—
Other operating costs (income), net	37	15	33	(38)	10	47	82
Operating income	174	186	202	89	177	651	1,394
Non-operating pension and other postretirement benefit costs	(470)	(10)	(15)	(21)	(218)	(516)	(272)
Interest income and other	10	6	6	8	24	30	60
Interest expense, net of capitalized interest	(107)	(91)	(91)	(89)	(97)	(378)	(375)
Earnings (loss) before income taxes	(393)	91	102	(13)	(114)	(213)	807
Income taxes	104	37	(3)	(1)	21	137	(59)
Net earnings (loss)	$(289)	$128	$99	$(14)	$(93)	$(76)	$748

Per Share Information

	Q1	Q2	Q3	Q4		Year-to-Date
	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Dec 31, 2018	Dec 31, 2019	Dec 31, 2018
Earnings (loss) per share, basic and diluted	$(0.39)	$0.17	$0.13	$(0.02)	$(0.12)	$(0.10)	$0.99
Dividends paid per common share	$0.34	$0.34	$0.34	$0.34	$0.34	$1.36	$1.32
Weighted average shares outstanding (in thousands):
Basic	746,603	745,486	745,626	745,886	748,694	745,897	754,556
Diluted	746,603	746,232	746,514	745,886	750,025	745,897	756,827
Common shares outstanding at end of period (in thousands)	744,767	744,905	745,071	745,300	746,391	745,300	746,391

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Dec 31, 2018	Dec 31, 2019	Dec 31, 2018
Net earnings (loss)	$(289)	$128	$99	$(14)	$(93)	$(76)	$748
Non-operating pension and other postretirement benefit costs	470	10	15	21	218	516	272
Interest income and other	(10)	(6)	(6)	(8)	(24)	(30)	(60)
Interest expense, net of capitalized interest	107	91	91	89	97	378	375
Income taxes	(104)	(37)	3	1	(21)	(137)	59
Operating income	174	186	202	89	177	651	1,394
Depreciation, depletion and amortization	123	124	135	128	125	510	486
Basis of real estate sold	48	33	24	11	44	116	124
Special items included in operating income	20	—	(53)	32	—	(1)	28
Adjusted EBITDA(1)	$365	$343	$308	$260	$346	$1,276	$2,032

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q4.2019 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Dec 31, 2018	Dec 31, 2019	Dec 31, 2018
Net earnings (loss)	$(289)	$128	$99	$(14)	$(93)	$(76)	$748
Early extinguishment of debt charge(1)	9	—	—	—	—	9	—
Environmental remediation charge	—	—	—	—	—	—	21
Gain on sale of timberlands and other nonstrategic assets	—	—	—	(48)	(10)	(48)	(10)
Legal charges	15	—	11	—	—	26	—
Pension settlement charges	345	(5)	—	5	152	345	152
Product remediation recoveries, net	—	—	(51)	—	—	(51)	—
Restructuring, impairments and other charges	—	—	—	80	—	80	—
Tax adjustments	—	—	—	—	21	—	(20)
Net earnings before special items(2)	$80	$123	$59	$23	$70	$285	$891

	Q1	Q2	Q3	Q4		Year-to-Date
	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Dec 31, 2018	Dec 31, 2019	Dec 31, 2018
Net earnings (loss) per diluted share	$(0.39)	$0.17	$0.13	$(0.02)	$(0.12)	$(0.10)	$0.99
Early extinguishment of debt charge(1)	0.01	—	—	—	—	0.01	—
Environmental remediation charge	—	—	—	—	—	—	0.03
Gain on sale of timberlands and other nonstrategic assets	—	—	—	(0.07)	(0.01)	(0.07)	(0.01)
Legal charges	0.02	—	0.02	—	—	0.04	—
Pension settlement charges	0.47	(0.01)	—	0.01	0.20	0.47	0.20
Product remediation recoveries, net	—	—	(0.07)	—	—	(0.07)	—
Restructuring, impairments and other charges	—	—	—	0.11	—	0.11	—
Tax adjustments	—	—	—	—	0.03	—	(0.03)
Net earnings per diluted share before special items(2)	$0.11	$0.16	$0.08	$0.03	$0.10	$0.39	$1.18

(1) During first quarter 2019, we recorded a $12 million pretax ($9 million after-tax) charge related to the early extinguishment of debt. This charge is included in Interest expense, net of capitalized interest in the Consolidated Statement of Operations.

(2) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Dec 31, 2018	Dec 31, 2019	Dec 31, 2018
Pension and postretirement costs:
Pension and postretirement service costs	$8	$8	$8	$8	$9	$32	$37
Non-operating pension and other postretirement benefit costs	470	10	15	21	218	516	272
Total company pension and postretirement costs	$478	$18	$23	$29	$227	$548	$309

Weyerhaeuser Company

Q4.2019 Analyst Package

Preliminary results (unaudited)

Consolidated Balance Sheet

in millions	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$259	$212	$153	$139	$334
Receivables, less discounts and allowances	398	408	368	309	337
Receivables for taxes	163	157	149	98	137
Inventories	451	425	393	416	389
Assets held for sale	—	—	251	140	—
Prepaid expenses and other current assets	141	132	141	147	152
Current restricted financial investments held by variable interest entities	362	362	362	362	253
Total current assets	1,774	1,696	1,817	1,611	1,602
Property and equipment, net	1,917	1,901	1,860	1,969	1,857
Construction in progress	102	134	187	130	136
Timber and timberlands at cost, less depletion	12,586	12,516	12,192	11,929	12,671
Minerals and mineral rights, less depletion	291	288	284	281	294
Deferred tax assets	18	33	31	72	15
Other assets	444	461	461	414	312
Restricted financial investments held by variable interest entities	—	—	—	—	362
Total assets	$17,132	$17,029	$16,832	$16,406	$17,249

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$—	$—	$—	$—	$500
Current debt (nonrecourse to the company) held by variable interest entities	302	302	—	—	302
Borrowings on line of credit	245	140	440	230	425
Accounts payable	243	271	242	246	222
Accrued liabilities	411	510	487	530	490
Total current liabilities	1,201	1,223	1,169	1,006	1,939
Long-term debt, net	6,156	6,153	6,150	6,147	5,419
Deferred tax liabilities	34	17	25	6	43
Deferred pension and other postretirement benefits	542	515	506	693	527
Other liabilities	398	397	383	377	275
Total liabilities	8,331	8,305	8,233	8,229	8,203
Total equity	8,801	8,724	8,599	8,177	9,046
Total liabilities and equity	$17,132	$17,029	$16,832	$16,406	$17,249

Weyerhaeuser Company

Q4.2019 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Dec 31, 2018	Dec 31, 2019	Dec 31, 2018
Cash flows from operations:
Net earnings (loss)	$(289)	$128	$99	$(14)	$(93)	$(76)	$748
Noncash charges (credits) to earnings (loss):
Depreciation, depletion and amortization	123	124	135	128	125	510	486
Basis of real estate sold	48	33	24	11	44	116	124
Deferred income taxes, net	(123)	(43)	2	(5)	(39)	(169)	72
Pension and other postretirement benefits	478	18	23	29	227	548	309
Share-based compensation expense	9	7	7	7	11	30	42
Charges for impairment of assets	—	—	—	80	—	80	1
Net gains on sale of nonstrategic timberlands	—	—	—	(48)	—	(48)	—
Change in:
Receivables, less allowances	(77)	(10)	40	60	117	13	62
Receivables and payables for taxes	(31)	6	7	51	6	33	(103)
Inventories	(60)	28	30	(21)	(5)	(23)	(14)
Prepaid expenses and other current assets	(5)	8	2	1	(11)	6	(18)
Accounts payable and accrued liabilities	(82)	127	(58)	50	(21)	37	(154)
Pension and postretirement benefit contributions and payments	(14)	(13)	(9)	(9)	(26)	(45)	(381)
Other	9	(17)	(10)	(28)	(43)	(46)	(62)
Net cash from operations	$(14)	$396	$292	$292	$292	$966	$1,112
Cash flows from investing activities:
Capital expenditures for property and equipment	$(41)	$(71)	$(87)	$(128)	$(130)	$(327)	$(368)
Capital expenditures for timberlands reforestation	(18)	(13)	(11)	(15)	(14)	(57)	(59)
Proceeds from note receivable held by variable interest entities	253	—	—	—	—	253	—
Proceeds from sale of Michigan timberlands	—	—	—	297	—	297	—
Other	18	1	1	1	(32)	21	(13)
Net cash from investing activities	$212	$(83)	$(97)	$155	$(176)	$187	$(440)
Cash flows from financing activities:
Cash dividends on common shares	$(254)	$(253)	$(253)	$(253)	$(254)	$(1,013)	$(995)
Net proceeds from issuance of long-term debt	739	—	—	—	—	739	—
Payments of long-term debt	(512)	—	—	—	—	(512)	(62)
Proceeds from borrowings on line of credit	245	140	490	220	425	1,095	425
Payments on line of credit	(425)	(245)	(190)	(430)	—	(1,290)	—
Payments on debt held by variable interest entities	—	—	(302)	—	(209)	(302)	(209)
Proceeds from exercise of stock options	2	2	4	5	—	13	52
Repurchases of common shares	(60)	—	—	—	(93)	(60)	(366)
Other	(8)	(4)	(3)	(3)	1	(18)	(7)
Net cash from financing activities	$(273)	$(360)	$(254)	$(461)	$(130)	$(1,348)	$(1,162)

Net change in cash and cash equivalents	$(75)	$(47)	$(59)	$(14)	$(14)	$(195)	$(490)
Cash and cash equivalents at beginning of period	334	259	212	153	348	334	824
Cash and cash equivalents at end of period	$259	$212	$153	$139	$334	$139	$334

Cash paid (received) during the period for:
Interest, net of amounts capitalized	$127	$59	$124	$60	$73	$370	$358
Income taxes, net of refunds	$50	$1	$(5)	$(48)	$15	$(2)	$95

Weyerhaeuser Company	Timberlands Segment

Q4.2019 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations (1)

in millions	Q1.2019	Q2.2019	Q3.2019	Q4.2019	Q4.2018	YTD.2019	YTD.2018
Sales to unaffiliated customers	$431	$401	$398	$388	$448	$1,618	$1,873
Intersegment sales	125	131	125	122	128	503	537
Total net sales	556	532	523	510	576	2,121	2,410
Costs of sales	413	405	429	402	446	1,649	1,735
Gross margin	143	127	94	108	130	472	675
Selling expenses	1	—	—	—	—	1	2
General and administrative expenses	22	25	24	23	24	94	93
Charges for integration and restructuring, closures and asset impairments	—	—	—	80	—	80	—
Other operating income, net	—	—	(2)	(48)	(1)	(50)	(3)
Operating income and Net contribution to earnings	$120	$102	$72	$53	$107	$347	$583

(1) In January 2019, we changed the way we report our Canadian Forestlands operations, which are primarily operated to supply Weyerhaeuser’s Canadian Wood Products manufacturing facilities. As a result, we no longer report related intersegment sales in the Timberlands segment and we now record the minimal associated third-party log sales in the Wood Products segment. These collective transactions did not contribute any earnings to the Timberlands segment. We have conformed prior year presentations with the current year.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(2)

in millions	Q1.2019	Q2.2019	Q3.2019	Q4.2019	Q4.2018	YTD.2019	YTD.2018
Operating income	$120	$102	$72	$53	$107	$347	$583
Depreciation, depletion and amortization	73	73	82	73	81	301	319
Special items	—	—	—	32	—	32	—
Adjusted EBITDA(2)	$193	$175	$154	$158	$188	$680	$902

(2) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2019	Q2.2019	Q3.2019	Q4.2019	Q4.2018	YTD.2019	YTD.2018
Gain on sale of timberlands and other nonstrategic assets	$—	$—	$—	$(48)	$—	$(48)	$—
Restructuring, impairments and other charges	—	—	—	80	—	80	—

Selected Segment Items

in millions	Q1.2019	Q2.2019	Q3.2019	Q4.2019	Q4.2018	YTD.2019	YTD.2018
Total decrease (increase) in working capital(3)	$(24)	$46	$2	$(12)	$(7)	$12	$(9)
Cash spent for capital expenditures	$(26)	$(25)	$(28)	$(33)	$(35)	$(112)	$(117)

(3) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

Segment Statistics(4)

		Q1.2019	Q2.2019	Q3.2019	Q4.2019	Q4.2018	YTD.2019	YTD.2018
Third Party	Delivered logs:
Net Sales	West	$205	$194	$172	$169	$221	$740	$987
(millions)	South	159	156	168	157	153	640	625
	North	29	17	24	22	29	92	99
	Total delivered logs	393	367	364	348	403	1,472	1,711
	Stumpage and pay-as-cut timber	9	10	10	13	20	42	59
	Recreational and other lease revenue	15	15	15	16	15	61	59
	Other revenue	14	9	9	11	10	43	44
	Total	$431	$401	$398	$388	$448	$1,618	$1,873
Delivered Logs	West	$106.92	$104.07	$99.07	$102.12	$112.58	$103.18	$125.59
Third Party Sales	South	$35.35	$35.45	$35.03	$34.71	$34.38	$35.13	$34.66
Realizations (per ton)	North	$59.68	$62.10	$57.35	$56.95	$57.27	$58.80	$60.55
Delivered Logs	West	1,920	1,864	1,729	1,660	1,958	7,173	7,858
Third Party Sales	South	4,499	4,400	4,795	4,538	4,417	18,232	18,008
Volumes (tons, thousands)	North	494	263	429	372	497	1,558	1,628
Fee Harvest Volumes	West	2,385	2,455	2,183	2,214	2,463	9,237	9,571
(tons, thousands)	South	6,492	6,367	6,802	6,617	6,849	26,278	26,708
	North	627	378	560	477	620	2,042	2,129

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q4.2019 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2019	Q2.2019	Q3.2019	Q4.2019	Q4.2018	YTD.2019	YTD.2018
Net sales	$118	$81	$69	$46	$102	$314	$307
Costs of sales	56	39	32	18	52	145	155
Gross margin	62	42	37	28	50	169	152
General and administrative expenses	7	7	6	7	7	27	26
Other operating income, net	—	—	(1)	(1)	—	(2)	—
Operating income	55	35	32	22	43	144	126
Interest income and other	—	—	—	—	1	—	1
Net contribution to earnings	$55	$35	$32	$22	$44	$144	$127

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2019	Q2.2019	Q3.2019	Q4.2019	Q4.2018	YTD.2019	YTD.2018
Operating income	$55	$35	$32	$22	$43	$144	$126
Depreciation, depletion and amortization	3	3	4	4	3	14	14
Basis of real estate sold	48	33	24	11	44	116	124
Adjusted EBITDA(1)	$106	$71	$60	$37	$90	$274	$264

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2019	Q2.2019	Q3.2019	Q4.2019	Q4.2018	YTD.2019	YTD.2018
Cash spent for capital expenditures	$—	$—	$—	$—	$—	$—	$—

Segment Statistics

		Q1.2019	Q2.2019	Q3.2019	Q4.2019	Q4.2018	YTD.2019	YTD.2018
Net Sales	Real Estate	$96	$59	$45	$25	$81	$225	$229
(millions)	Energy and Natural Resources	22	22	24	21	21	89	78
	Total	$118	$81	$69	$46	$102	$314	$307
Acres Sold	Real Estate	38,834	47,031	18,057	9,394	31,833	113,315	131,575
Price per Acre	Real Estate	$2,424	$1,063	$2,415	$2,308	$2,479	$1,848	$1,701
Basis as a Percent of Real Estate Net Sales	Real Estate	50%	56%	53%	44%	54%	52%	54%

Weyerhaeuser Company	Wood Products Segment

Q4.2019 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations (1)

in millions	Q1.2019	Q2.2019	Q3.2019	Q4.2019	Q4.2018	YTD.2019	YTD.2018
Net sales	$1,094	$1,210	$1,204	$1,115	$1,087	$4,623	$5,297
Costs of sales	967	1,070	1,067	994	1,003	4,098	4,228
Gross margin	127	140	137	121	84	525	1,069
Selling expenses	19	20	20	21	20	80	81
General and administrative expenses	35	34	35	35	33	139	130
Product remediation recoveries, net	—	—	(68)	—	—	(68)	—
Other operating costs, net	4	5	7	5	5	21	20
Operating income and Net contribution to earnings	$69	$81	$143	$60	$26	$353	$838

(1)  In January 2019, we changed the way we report our Canadian Forestlands operations, which are primarily operated to supply Weyerhaeuser’s Canadian Wood Products manufacturing facilities. As a result, we now record the minimal associated third-party log sales in the Wood Products segment. These transactions do not contribute any earnings to the Wood Products segment. We have conformed prior year presentations with the current year.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(2)

in millions	Q1.2019	Q2.2019	Q3.2019	Q4.2019	Q4.2018	YTD.2019	YTD.2018
Operating income	$69	$81	$143	$60	$26	$353	$838
Depreciation, depletion and amortization	46	47	48	50	40	191	149
Special items	—	—	(68)	—	—	(68)	—
Adjusted EBITDA(2)	$115	$128	$123	$110	$66	$476	$987

(2) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2019	Q2.2019	Q3.2019	Q4.2019	Q4.2018	YTD.2019	YTD.2018
Product remediation recoveries, net	$—	$—	$68	$—	$—	$68	$—

Selected Segment Items

in millions	Q1.2019	Q2.2019	Q3.2019	Q4.2019	Q4.2018	YTD.2019	YTD.2018
Total decrease (increase) in working capital(3)	$(155)	$75	$32	$49	$83	$1	$(69)
Cash spent for capital expenditures	$(30)	$(53)	$(65)	$(109)	$(107)	$(257)	$(306)

(3) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q1.2019	Q2.2019	Q3.2019	Q4.2019	Q4.2018	YTD.2019	YTD.2018
Structural Lumber	Third party net sales	$444	$495	$487	$466	$427	$1,892	$2,258
(volumes presented	Third party sales realizations	$392	$388	$389	$389	$388	$389	$482
in board feet)	Third party sales volumes(4)	1,133	1,274	1,253	1,197	1,099	4,857	4,684
	Production volumes	1,145	1,193	1,189	1,178	1,095	4,705	4,541
Engineered Solid	Third party net sales	$116	$134	$138	$122	$121	$510	$521
Section	Third party sales realizations	$2,218	$2,214	$2,188	$2,166	$2,139	$2,196	$2,148
(volumes presented	Third party sales volumes(4)	5.2	6.1	6.3	5.6	5.7	23.2	24.3
in cubic feet)	Production volumes	5.9	6.0	5.3	5.4	5.3	22.6	24.3
Engineered	Third party net sales	$70	$86	$90	$77	$75	$323	$336
I-joists	Third party sales realizations	$1,709	$1,662	$1,665	$1,678	$1,696	$1,677	$1,643
(volumes presented	Third party sales volumes(4)	41	52	54	45	44	192	204
in lineal feet)	Production volumes	44	47	48	43	37	182	191
Oriented Strand	Third party net sales	$160	$156	$159	$157	$167	$632	$891
Board	Third party sales realizations	$223	$213	$214	$216	$252	$217	$315
(volumes presented	Third party sales volumes(4)	717	733	740	726	665	2,916	2,827
in square feet 3/8")	Production volumes	729	736	747	757	691	2,969	2,837
Softwood Plywood	Third party net sales	$44	$44	$42	$31	$42	$161	$200
(volumes presented	Third party sales realizations	$383	$380	$346	$337	$396	$363	$435
in square feet 3/8")	Third party sales volumes(4)	115	115	121	94	104	445	459
	Production volumes	98	104	100	84	96	386	404
Medium Density	Third party net sales	$38	$45	$44	$39	$39	$166	$177
Fiberboard	Third party sales realizations	$846	$833	$831	$826	$835	$834	$835
(volumes presented	Third party sales volumes(4)	44	55	53	48	47	200	212
in square feet 3/4")	Production volumes	45	61	47	49	52	202	220

(4) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q4.2019 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and postretirement costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses, interest income and other as well as legacy obligations.

Net Charge to Earnings

in millions	Q1.2019	Q2.2019	Q3.2019	Q4.2019	Q4.2018	YTD.2019	YTD.2018
Unallocated corporate function and variable compensation expense	$(19)	$(12)	$(19)	$(30)	$(28)	$(80)	$(84)
Liability classified share-based compensation	(4)	—	(1)	(2)	8	(7)	10
Foreign exchange gain (loss)	(3)	2	(1)	—	5	(2)	3
Elimination of intersegment profit in inventory and LIFO	(5)	(5)	6	(1)	24	(5)	6
Other, net	(39)	(17)	(30)	(13)	(8)	(99)	(88)
Operating income (loss)	(70)	(32)	(45)	(46)	1	(193)	(153)
Non-operating pension and other postretirement benefit costs	(470)	(10)	(15)	(21)	(218)	(516)	(272)
Interest income and other	10	6	6	8	23	30	59
Net charge to earnings	$(530)	$(36)	$(54)	$(59)	$(194)	$(679)	$(366)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2019	Q2.2019	Q3.2019	Q4.2019	Q4.2018	YTD.2019	YTD.2018
Operating income (loss)	$(70)	$(32)	$(45)	$(46)	$1	$(193)	$(153)
Depreciation, depletion and amortization	1	1	1	1	1	4	4
Special items	20	—	15	—	—	35	28
Adjusted EBITDA(1)	$(49)	$(31)	$(29)	$(45)	$2	$(154)	$(121)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Charge to Earnings (Pretax)

in millions	Q1.2019	Q2.2019	Q3.2019	Q4.2019	Q4.2018	YTD.2019	YTD.2018
Environmental remediation charge	$—	$—	$—	$—	$—	$—	$(28)
Legal charges	(20)	—	(15)	—	—	(35)	—
Special items included in operating income (loss)	(20)	—	(15)	—	—	(35)	(28)
Pension settlement charges	(455)	6	—	(6)	(200)	(455)	(200)
Gain on sale of timberlands and other nonstrategic assets	—	—	—	—	13	—	13
Special items included in net charge to earnings	$(475)	$6	$(15)	$(6)	$(187)	$(490)	$(215)

Unallocated Selected Items

in millions	Q1.2019	Q2.2019	Q3.2019	Q4.2019	Q4.2018	YTD.2019	YTD.2018
Cash spent for capital expenditures	$(3)	$(6)	$(5)	$(1)	$(2)	$(15)	$(4)